Exhibit 99


                 Certificate pursuant to 18 U.S.C. Section 1350,
                    as adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Pro Tech Communications, Inc. ("Pro Tech") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Richard Hennessey, President and Debra Kirven, Chief Financial Officer of Pro Tech, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pro Tech.



/s/RICHARD HENNESSEY
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Richard Hennessey
President
March 31, 2003



/s/DEBRA KIRVEN
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Debra Kirven
Chief Financial Officer
March 31, 2003